SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                               FORM 8-K/A 3



                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



                     Date of Report: November 1, 1996
                  (Amending Report Dated August 28, 1996)


                        SUARRO COMMUNICATIONS, INC.
                     (f/k/a/ SOLUTIONS, INCORPORATED)
          (Exact name of registrant as specified in its charter)


                                  NEVADA
              (State or other jurisdiction of incorporation)


          0-23512                            84-1273503
(Commission File No.)                     (IRS Employer
                                        Identification No.)


                            1635 N.E. Loop 410
                                 Suite 900
                         San Antonio, Texas 78209
(Address of principal
 executive offices)



Registrant's telephone number, including area code: (210) 805-0599





                            Page 1 of 5 pages.

Item 7.  Financial Statements and Exhibits.

        (b)  Pro Forma Financial Statements.

             (1)    Pro Forma Combined Balance Sjeet dated August
                    16, 1996 and Notes thereto (unaudited)

             (2) Pro Forma Combined Statements of Operations for the interim period from May 1, 1996 to August
                    16, 1995 and Notes thereto (unaudited)

        (c)  Exhibits.

             All exhibits applicable were previously filed with the Form 8-K dated August 28, 1996, and Amendment No. 1 thereto dated September 6, 1996

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

                        Pro Forma Combined Balance Sheet

     The following pro forma combined balance sheet presents, under the "pooling of interest"" method of accounting, the balance sheet of Solutions, Incorporated as of August 16, 1996, combined with the balance of "Suarro Communications, Inc.
as of August 16, 1996.

                       SUARRO COMMUNICATIONS, INC.
                           (A Development Stage Company)
                         PRO FORMA COMBINED BALANCE SHEET
                                  August 16, 1996
                                     (unaudited)

                                          Suarro
                           Solutions,  Communications,  Adjustments
                         Incorporated       Inc.          (a) (b)    Pro Forma
                         ____________  _______________  ___________  _________
Cash                     $          0              113                     113

Proprietary tele-
  communication and
  Internet costs                    0          349,382                 349,382
                         ____________  _______________  ___________  _________
    Total assets         $          0          349,495            0    349,495

Liabilities                         0                0                       0
                         ____________  _______________  ___________  _________
    Total liabilities               0                0            0          0

Stockholders' equity:
Preferred stock                     0                0                       0
Common stock                       50          351,252     (345,102)     6,200
Additional paid-in
  capital                       2,232                0      345,102    347,334
Deficit accumulated during
  the development stage        (2,282)          (1,757)                 (4,039)
                         ____________  _______________  ___________  _________
    Total stockholders'
      equity                        0          349,495            0    349,495
                         ____________  _______________  __________  __________
    Total liabilities
      and stockholders'
      equity             $          0          349,495           0     349,495
______________________

Notes to Pro Forma Combined Financial Statements

  (a) Solutions, Incorporated amended its articles of incorporation in May 1996 to increase its authorized stock to 20,000,000 shares. Solution, Incorporated had a twenty-to-one stock split resulting in an increase of its outstanding shares from 50,000 to 1,000,000.

  (b) Solutions, Incorporated issued 5,200,000 shares of common stock in exchange for the 300,000 outstanding shares of Suarro Communications, Inc. The transaction was accounted for using the "pooling of interest" method of accounting.

                                                                     3

                    Pro Forma Combined Statements of Operations

     The following pro forma combined statements of operations presents, under the "pooling of interest" method of accounting, the statement of operations of Solutions, Incorporated for the period from May 1, 1996 to August 16, 1996, combined with the statement of operations of Suarro Communications, Inc. for the period from March 16, 1996 to August 16, 1996.

                             SOLUTIONS, INCORPORATED
                          (A Development Stage Company)
                     PRO FORMA COMBINED STATEMENT OF OPERATIONS
                 FOR THE PERIOD FROM MAY 1, 1996 TO AUGUST 16, 1996
                                    (unaudited)

                                        Suarro
                         Solutions,  Communications,  Adjustments
                       Incorporated       Inc.          (a) (b)    Pro Forma
                       ____________  _______________  ___________  _________
Sales and revenue      $          0                0                       0

Costs and expenses:

  Cost of sales                   0                0                       0
  Selling, general
    and administrative            0            1,757                   1,757
  Research and development        0                0                       0
  Other expense                   0                0                       0
                       ____________  _______________  ____________  ________
Net loss before
  income taxes                    0                0             0    (1,757)
Income taxes                      0                0             0         0
                       ____________  _______________  ____________  ________

Net loss               $          0                0             0    (1,757)

Net loss per
  common share         $          0(a)       (0.0003)            0   (0.0003)
_____________________

Notes to Pro Forma Combined Financial Statements

  (a) Based on Solution, Incorporated average shares outstanding of 1,000,000 and issuance of 5,200,000 shares to acquire Suarro Communications, Inc.


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
                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SUARRO COMMUNICATIONS, INC.
                                   f/k/a SOLUTIONS, INCORPORATED



                                   By: /s/ Michael McAuliffe
                                      Michael McAuliffe,
                                      President

Dated:  November 1, 1996

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